UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 25, 2019 (June 20, 2019)

J. Alexander’s Holdings, Inc.

(Exact name of registrant as specified in its charter)

Tennessee	001-37473	47-1608715
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3401 West End Avenue, Suite 260, P.O. Box 24300, Nashville, TN 37202

(Address of Principal Executive Offices) (Zip Code)

(615) 269-1900

Registrant’s telephone number, including area code

Not applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of exchange on which registered
Common Stock, $0.001 par value	JAX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) Amendment and Restatement of 2015 Equity Incentive Plan

On June 20, 2019, J. Alexander’s Holdings, Inc. (the “Company”) held its Annual Meeting of Shareholders (the “Annual Meeting”). At the Annual Meeting, the Company’s shareholders approved the Company’s Amended and Restated 2015 Equity Incentive Plan (the “Amended and Restated 2015 Plan”). The Amended and Restated 2015 Plan was previously approved, subject to shareholder approval, by the Company’s Board of Directors on May 1, 2019. The amendments included in the Amended and Restated 2015 Plan, among other things, increased the number of shares available for issuance by 1,350,000 shares and made certain revisions intended to strengthen the alignment of the plan with the interests of the Company’s shareholders. A detailed summary of the material terms of the Amended and Restated 2015 Plan appears on pages 33–40 of the Company’s Definitive Proxy Statement filed with the Securities and Exchange Commission on May 10, 2019, and is incorporated herein by reference.

That summary and the foregoing description of the Amended and Restated 2015 Plan are qualified in their entirety by reference to the full text of the Amended and Restated 2015 Plan, which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

As of April 26, 2019, the record date for the Company’s Annual Meeting held on June 20, 2019, there were 14,695,176 shares of common stock outstanding. A quorum of 12,699,317 shares of common stock was present or represented by proxy at the Annual Meeting.

The matters submitted to a vote of shareholders at the Annual Meeting and a final tabulation of the voting results with respect to each matter, as certified by the independent inspector of election, are as follows:

(1)	The shareholders elected two persons nominated by the Board of Directors for three-year terms as Class I directors by a plurality of votes cast, as set forth below:

	For	Withheld
Timothy T. Janszen	4,853,789	7,822,917
Ronald B. Maggard, Sr.	3,836,902	8,839,804

There were 498,254 broker non-votes for each nominee.

(2)

The shareholders approved the ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for fiscal year 2019 by a majority of votes cast, as set forth below:

For	Against	Abstain
11,828,766	42,540	1,303,654

There were no broker non-votes on this proposal.

(3)	The shareholders approved the Company’s Amended and Restated 2015 Equity Incentive Plan by a majority of votes cast, as set forth below:

For	Against	Abstain
9,752,588	2,922,771	23,958

There were 475,643 broker non-votes on this proposal.

(4)	The shareholders approved on a non-binding basis a shareholder proposal regarding majority voting in uncontested director elections by a majority of votes cast, as set forth below:

For	Against	Abstain
10,431,199	1,979,839	278,256

There were 485,666 broker non-votes on this proposal.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	J. Alexander’s Holdings, Inc. Amended and Restated 2015 Equity Incentive Plan (Appendix A to the Company’s Proxy Statement for its 2019 Annual Meeting of Shareholders, filed May 10, 2019 (File No. 1-37473), is incorporated herein by reference).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

J. Alexander’s Holdings, Inc.

Date: June 25, 2019	By:	/s/ Jessica L. Hagler
Jessica L. Hagler Vice President, Chief Financial Officer, Treasurer and Secretary